EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Airvana, Inc. on Form 10-K for the fiscal year ended January 3, 2010 (the “Annual Report”), as filed with the Securities and Exchange Commission, we, Randall S. Battat, President and Chief Executive Officer, and Jeffrey D. Glidden, Senior Vice President, Chief Financial Officer, certify, to the best of our knowledge and belief, pursuant to Rule 13a-14(b) and 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in this Annual Report fairly presents, in all material respects, the financial condition and results of operation of Airvana, Inc.

Date: March 10, 2010	/s/ Randall S. Battat
Randall S. Battat
President and Chief Executive Officer

Date: March 10, 2010	/s/ Jeffrey D. Glidden
Jeffrey D. Glidden
Senior Vice President, Chief Financial Officer